SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)


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Filed by a Party other than the Registrant   ( )

Check the appropriate box:

Check the appropriate box:

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    14c-6(e)(2)

________________________________________________________________________________

                       Capital Management Investment Trust
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)


            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


                       CAPITAL MANAGEMENT INVESTMENT TRUST
                         Capital Management Mid-Cap Fund
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                  July 17, 2000

Dear Shareholder:

Capital Management Investment Trust ("Trust") and the Board of Trustees of the Trust are asking Investor Shares shareholders to vote on the approval of a Plan of Distribution Pursuant to Rule 12b-1 ("Proposed 12b-1 Plan") for the Investor Shares of the Capital Management Mid-Cap Fund ("Mid-Cap Fund"). Because the previous Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the "Previous 12b-1 Plan") lapsed on November 10, 1999 due to the Trust's Board of Trustees being unable to meet in-person on one common date to approve the continuation of the Previous 12b-1 Plan, it is necessary for you to approve the Proposed 12b-1 Plan in order to continue a distribution plan for the Mid-Cap Fund. If the Proposed 12b-1 Plan is approved, the Proposed Distribution Plan will be reinstated at the previous annual rate of 0.75% of the average daily net assets of the Mid-Cap Fund's Investor Shares. The continuation of a distribution plan will allow the Fund to continue to market the Mid-Cap Fund to investors in a variety of places. The Trust and the Board of Trustees of the Trust are also asking each Investor Shares shareholder of the Mid-Cap Fund to vote on the approval of the reimbursement of expenses that would otherwise be paid with 12b-1 fees and that have accrued at the rate of 0.75% of the Mid-Cap Fund's Investor Shares' average daily net assets from the time the Previous 12b-1 Plan expired, November 10, 1999, until approval of the Proposed 12b-1 Plan, which is expected to occur at the August 17, 2000 meeting.

The Trust and the Board of Trustees are also asking the shareholders of the Mid-Cap Fund to vote on the approval of an Investment Advisory Agreement ("Proposed Advisory Agreement"). The previous Investment Advisory Agreement between the Trust and the Mid-Cap Fund's investment adviser ("Previous Advisory Agreement") lapsed on November 10, 1999 due to the Trust's Board of Trustees being unable to meet in-person on one common date to approve the continuation of the Previous 12b-1 Plan. The approval of the Proposed Advisory Agreement will allow shareholders of the Mid-Cap Fund to continue to receive the investment advisory services from the Mid-Cap Fund's investment adviser, Capital Management Associates, Inc.

As you review the enclosed materials, please keep in mind that the Proposed 12b-1 Plan is essentially the same as the Previous 12b-1 Plan and will not result in an increase in the fees payable by the Mid-Cap Fund and its shareholders. Similarly, you should keep in mind that the Proposed Advisory Agreement is essentially the same as Previous Advisory Agreement and will not result in an increase in the fees payable by the Mid-Cap Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE TRUST'S INDEPENDENT TRUSTEES, HAS APPROVED THE PROPOSALS AND RECOMMENDS THEM FOR YOUR APPROVAL.

If you have any questions about the proposals, please feel free to call me directly at (212) 320-2033.

Sincerely,

Joseph A. Zock
President
Capital Management Associates, Inc.

                       CAPITAL MANAGEMENT INVESTMENT TRUST



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         Capital Management Mid-Cap Fund


To the shareholders of the Capital Management Mid-Cap Fund.

A special meeting of the shareholders of the Mid-Cap Fund ("Mid-Cap Fund"), a series of the Capital Management Investment Trust ("Trust"), will be held at the offices of NC Shareholder Services (the Trust's Dividend Disbursing and Transfer Agent), 107 North Washington Street, Rocky Mount, North Carolina, on Thursday, August 17, 2000, at 10:00 a.m. for the purposes of:

1. Approving a Plan of Distribution Pursuant to Rule 12b-1 for the Mid-Cap Fund's Investor Shares (only Investor Shares shareholders vote);

2. Approving the reimbursement of Rule 12b-1 fees for the period November 10, 1999 to August 17, 2000 (only Investor Shares shareholders vote);

3. Approving an Investment Advisory Agreement for the shareholders of the Mid-Cap Fund (all shareholders vote); and

4.   Transacting such other business as may properly come before the meeting.

Shareholders of record at the close of business on June 30, 2000 are entitled to vote at the meeting.

For the Board of Trustees,




C. Frank Watson, III
Secretary


July 17, 2000

                       * * * YOUR VOTE IS IMPORTANT * * *

                  PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD


                                 PROXY STATEMENT


The Board of Trustees of the Capital Management Investment Trust ("Trust") is soliciting proxies from the shareholders of the Capital Management Mid-Cap Fund ("Mid-Cap Fund") for use at a special meeting of shareholders to be held on August 17, 2000, and at any adjournment of that meeting. A proxy may be revoked at any time before it is voted, either in person or by written notice to the Trust or by delivery of a later-dated proxy.

Shareholders of record of the Trust at the close of business on June 30, 2000 ("Record Date") are entitled to participate in the meeting and to cast one vote for each share held. As of the Record Date, the Mid-Cap Fund had 46,293.879 and 369,947.065 shares of beneficial interest outstanding of the Investor Shares and Institutional Shares, respectively. The Mid-Cap Fund is one of two existing series of the Trust. This proxy statement is first being mailed to shareholders on or about July 18, 2000. Any shareholder who desires a copy of the previously mailed Annual Report may obtain it upon request, without charge, by writing or calling the Trust as indicated below:

Capital Management Mid-Cap Fund
c/o NC Shareholder Services, LLC
107 North Washington Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Toll-Free Telephone: (888) 626-3863

                                  INTRODUCTION

Capital Management Associates, Inc. ("CMA"), 140 Broadway, New York, New York 10005, is the investment advisor ("Adviser") for the Mid-Cap Fund. Shields & Company ("Distributor"), 140 Broadway, New York, New York 10005, is the Fund's distributor. The Nottingham Company, 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, is the Mid-Cap Fund's administrator.

This proxy statement is furnished in connection with the solicitation by the Board of Trustees ("Board") of the Capital Management Investment Trust with respect to the Mid-Cap Fund, a series of the Trust, of proxies to be voted at the Special Meeting of Shareholders ("Meeting") of the Mid-Cap Fund to be held at the offices of NC Shareholder Services on August 17, 2000 at 10:00 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the proposals. Conversely, they will vote against any such adjournment any proxies that instruct them to vote against the proposals.

The Meeting is called for the purpose of:

     1.       Approving   a   Plan   of    Distribution
              Pursuant  to Rule  12b-1 for the  Mid-Cap
              Fund's Investor Shares;

     2.       Approving  the   reimbursement   of  Rule
              12b-1   fees   by  the   Mid-Cap   Fund's
              Investor  Shares  class  for  the  period
              November 10, 1999 to August 17, 2000;

     3.       Approving    an    Investment    Advisory
              Agreement for the shareholders of the Mid-Cap Fund; and

     4. Transacting such other business as may properly come before the meeting.

1.   APPROVAL OF DISTRIBUTION PLAN PURSUANT TO RULE 12b-1

As a result of an inadvertent failure of the Board to renew the 12b-1 Plan ("Previous 12b-1 Plan") under which the Mid-Cap Fund used a portion of its assets to pay for, among other things, the promotion and distribution of the Fund's Investor Shares, the Previous 12b-1 Plan lapsed on November 10, 1999. Accordingly, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), Investor Shares shareholders of the Mid-Cap Fund are required to approve the Proposed 12b-1 Plan, if they want the Mid-Cap Fund to have a distribution plan.

On January 5, 2000, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Proposed 12b-1 Plan or any agreement related thereto ("Rule 12b-1 Trustees"), approved the Proposed 12b-1 Plan having found that a Rule 12b-1 Plan would be in the best interest of the Mid-Cap Fund and its Investor Shares shareholders. The following discussion is qualified in its entirety by reference to the form of the Proposed 12b-1 Plan, a copy of which is enclosed herewith as Exhibit A. The Proposed 12b-1 Plan is identical to the Previous 12b-1 Plan that lapsed except that it will be effective as of August 17, 2000. The Previous 12b-1 Plan was last approved by shareholders of the Mid-Cap Fund Investor Shares on April 3, 1995.

In considering whether to approve the Proposed 12b-1 Plan and recommend its approval to Investor Shares shareholders of the Mid-Cap Fund, the Board determined that the Proposed 12b-1 Plan was reasonably likely to benefit the Mid-Cap Fund and its Investor Shares shareholders and was in the best interests of the shareholders to approve the Proposed 12b-1 Plan. The Board identified and considered a number of potential benefits from adoption of the Proposed 12b-1 Plan, including that the Proposed 12b-1 Plan is likely to assist the Mid-Cap Fund in increasing its Investor Shares assets and that the lack of a Rule 12b-1 plan would likely adversely affect the asset level of the Mid-Cap Fund. Increased assets could benefit the Mid-Cap Fund and its Investor Shares shareholders by reducing the per share operating expenses of the Investor Shares of the Mid-Cap Fund as the Fund's fixed expenses would be spread over a larger asset base. The Board also believes that the Fund's Distributor would have little or no incentive to incur promotional expenses on behalf of the Fund if the Proposed 12b-1 Plan is not approved by shareholders.

The Proposed 12b-1 Plan authorizes payments by the Investor Shares of the Mid-Cap Fund in connection with the distribution of those shares at an annual rate, as determined from time to time by the Board, of up to 0.75% of the average daily net assets of the Fund's Investor Shares. Payments will be accrued daily and paid quarterly or at such other intervals as the Board may determine and may be paid in advance of actual billing, based on estimates of actual expenditures incurred during the period. Payments may be made in subsequent years for expenses incurred in prior years if such payment is separately authorized by the Board. The Board, however, has no legal obligation to authorize such payments in the future and thus may not authorize them.

Payments may be made by the Mid-Cap Fund under the Proposed 12b-1 Plan for the purpose of financing any activity primarily intended to result in the sale of the Investor Shares of the Fund, as determined by the Board. Such activities typically include: advertising; compensation for sales and marketing activities of the Distributor and banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent salaries, bonuses, interest and other overhead. To the extent any activity is one that the Fund may finance without a plan of distribution, the Fund may also make payments to finance such activity outside of the Proposed 12b-1 Plan, which payments would not be subject to its limitations.

The Proposed 12b-1 Plan of the Mid-Cap Fund will be implemented by a written agreement between the Fund and the Distributor. Administration of the Proposed 12b-1 Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made and that the Board approve all agreements relating to the Proposed 12b-1 Plan. The Proposed 12b-1 Plan, or any agreement related thereto, may be terminated, by either a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Investor Shares class of the Fund.

2.   APPROVAL OF REIMBURSEMENT OF RULE 12b-1 FEES

The Board has approved, subject to approval of the Proposed 12b-1 Plan by Investor Shares shareholders, reimbursement of expenses that would otherwise be paid with 12b-1 fees, at the rate of 0.75% of the Mid-Cap Fund's Investor Shares' average daily net assets through August 17, 2000. If the Proposed 12b-1 Plan and reimbursement of Rule 12b-1 fees are approved by Investor Shares shareholders of the Mid-Cap Fund, the Mid-Cap Fund will reimburse or pay the Distributor an estimated $5,519 in accrued Rule 12b-1 fees for the period November 10, 1999 through August 17, 2000. For the portion of the fiscal year ended November 30, 1999 during which the Previous 12b-1 Plan was in effect, the Distributor received from the Mid-Cap Fund $10,519, pursuant to such Previous 12b-1 Plan.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE RULE 12b-1 TRUSTEES, OF THE TRUST HAS UNANIMOUSLY APPROVED PROPOSALS NO. 1 AND NO. 2 AND RECOMMENDS THEM FOR YOUR APPROVAL.

3.   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As a result of an inadvertent failure of the Board to renew the investment advisory agreement between the Trust and CMA, with respect to the Mid-Cap Fund ("Previous Advisory Agreement"), under which CMA provided advisory services to the Mid-Cap Fund, the Previous Advisory Agreement lapsed on November 10,1999. Accordingly, if shareholders want CMA to continue to provide investment advisory services to the Fund, in compliance with the requirements in Section 15(a) of the 1940 Act, shareholders of the Mid-Cap Fund are required to approve the Proposed Advisory Agreement between the Trust and CMA. The Previous Advisory Agreement, with respect to the Mid-Cap Fund, was last approved by shareholders on December 30, 1994.

On January 5, 2000, the Board of Trustees, including a majority of the Trustees who are not parties to the Proposed Advisory Agreement or interested persons of any such party ("Independent Trustees"), approved the Proposed Advisory Agreement after determining that the Agreement would be in the best interest of the Mid-Cap Fund and its shareholders. The following discussion is qualified in its entirety by reference to the form of the Proposed Advisory Agreement, a copy of which is enclosed herewith as Exhibit B.

The terms of the Proposed Advisory Agreement, including the fees payable to CMA, except as noted below, are essentially the same as the Previous Advisory Agreement that lapsed on November 10, 1999, with respect to the Mid-Cap Fund. As required by the 1940 Act, the Proposed Advisory Agreement provides for its automatic termination in the event of its assignment. The Proposed Advisory Agreement, if approved by shareholders, will be in effect for an initial two year term ending August 17, 2002. Thereafter, the Proposed Advisory Agreement may continue, in effect, so long as its continuance is approved at least annually by (a) the Board of Trustees of the Trust or a vote of a "majority of the outstanding voting securities" of the Mid-Cap Fund, as defined in the1940 Act, and, in either event, (b) the vote of a majority of the Independent Trustees, cast in person, at a meeting called for such purpose.

Under the Proposed Advisory Agreement, and subject to the authority of the Trustees, CMA will provide guidance and policy direction and will manage the day to day investment and reinvestment of the Mid-Cap Fund's assets. Under the Proposed Advisory Agreement, CMA is also responsible for the selection of broker-dealers through which the Mid-Cap Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees. CMA also provides certain executive personnel to the Mid-Cap Fund. Two additional provisions have been added to the Proposed Advisory Agreement. Under Section 8(c) of the Proposed Advisory Agreement, CMA will indemnify the Trust for certain losses, damages, and liabilities arising as a result of certain acts of CMA. Under
Section 8(d) of the Proposed Advisory Agreement, failure or omission of the Trust or CMA to perform their respective obligation(s) under the agreement as a result of certain enumerated causes, which are beyond the control of the party, will not be deemed a breach of the agreement provided that such failure or omission to perform is cured as soon as is practicable after the occurrence of one or more of the enumerated causes.

As full compensation for the investment advisory services provided to the Mid-Cap Fund under the Proposed Advisory Agreement, the Mid-Cap Fund will pay CMA monthly compensation based on the Mid-Cap Fund's daily average net assets at the annual rate of 1.00% of the first $100 million of the Mid-Cap Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 1999, CMA waived all of its advisory fees with respect to the Mid-Cap Fund. During the period since the lapse of the Previous Advisory Agreement, November 10, 1999, CMA has continued to provide the same investment advisory services to the Mid-Cap Fund as prior to the lapse of the Previous Advisory Agreement and has not received any advisory fees or other compensation from the Mid-Cap Fund for those services.

In considering the Proposed Advisory Agreement, the Board took into account the services to be provided under the Agreement, and the fees and expenses payable by the Mid-Cap Fund, as well as the Expense Limitation Agreement between the Trust, on behalf of the Mid-Cap Fund, and CMA, which is described directly below. The Board also considered a number of other factors including the investment advisory fees and expense ratios of the Mid-Cap Fund and competitive mutual funds.

In the interest of limiting expenses of the Mid-Cap Fund, CMA has entered into an expense limitation agreement with the Trust, with respect to the Mid-Cap Fund ("Expense Limitation Agreement"), pursuant to which CMA has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Mid-Cap Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of each class of shares of the Mid-Cap Fund for the fiscal year ending November 30, 2000. The Expense Limitation Agreement shall continue from year-to-year thereafter provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Mid-Cap Fund may, at a later date, reimburse CMA the management fees waived or limited and other expenses assumed and paid by CMA pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Mid-Cap Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Mid-Cap Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Mid-Cap Fund will be made unless: (i) the Mid-Cap Fund's assets exceed $10 million; (ii) the Mid-Cap Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

As a result of its review and consideration of these matters, the Board voted to approve the Proposed Advisory Agreement and to recommend it to shareholders of the Mid-Cap Fund for their approval of the Proposed Advisory Agreement.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, OF THE TRUST HAS UNANIMOUSLY APPROVED PROPOSAL NO. 3 AND RECOMMENDS IT FOR YOUR APPROVAL.

4.   OTHER MATTERS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

Executive Officers of the Trust. The officers of the Trust, their principal occupations during the past five years, other business affiliations and ages as of March 31, 2000, are set forth below:

-------------------------- --------------- -------------------------------------
                              Position(s)
        Name (Age)            with Trust        Principal Occupation(s)
-------------------------- --------------- -------------------------------------
Joseph A. Zock, 46         Vice-President  Managing Director
                                           Capital Management Associates, Inc.
                                           (Adviser to the Fund)
                                           New York, New York
-------------------------- --------------- -------------------------------------
C. Frank Watson, III, 29   Secretary       President and Chief Operating Officer
                                           The Nottingham Company
                                           (Administrator to the Fund)
                                           Rocky Mount, North Carolina
-------------------------- --------------- -------------------------------------
Julian G. Winters, 31      Treasurer       Legal and Compliance Director
                                           The Nottingham Company
                                           (Administrator to the Fund)
                                           Rocky Mount, North Carolina since
                                           1996; previously Operations Manager,
                                           Tar Heel Medical,
                                           Nashville, North Carolina
-------------------------- --------------- -------------------------------------

Capital Management Associates, Inc. CMA, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr., David V. Shields; and Joseph A. Zock. Mr. Zock and seven full-time analysts serve as the Portfolio Management Team that selects the investments for the Mid-Cap Fund. The Shields brothers and Mr. Zock have been affiliated with CMA since 1982. CMA has been managing the Mid-Cap Fund since its inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit-sharing plans, endowments, and other business and private accounts since 1982. CMA currently has approximately $1 billion in assets under management. The employees of CMA control CMA. Affiliates of CMA also control the Distributor, Shields & Company. The name and address of the principle executive officer and each director of CMA is set forth in the table below:

         Name and Address*            Principal Occupation
         ================             ====================

         Joseph V. Shields, Jr.       Chairman, Director
         Joseph A. Zock               Managing Director, Treasurer
         Dimitri H. Kuriloff          Senior Vice President
         David V. Shields             Director

         * Unless otherwise indicated, the address of each person noted above is that of CMA, 140 Broadway, New York, New York 10005.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, CMA may consider research and brokerage services furnished to CMA or its affiliates. Subject to seeking the most favorable net price and execution available, CMA may also consider sales of shares of the Mid-Cap Fund as a factor in the selection of brokers and dealers. Certain securities trades will be cleared through Shields & Company, a registered broker-dealer affiliate of CMA and the Distributor of the Fund. The 1940 Act generally prohibits the Mid-Cap Fund from engaging in principal securities transactions with an affiliate of CMA. Thus, the Mid-Cap Fund does not engage in principal transactions with any affiliate of CMA. However, the Fund has adopted procedures, pursuant to Rule
17e-1 under the 1940 Act, that are reasonably designed to ensure that any brokerage commission the Fund pays to an affiliate of CMA does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to
Section 11(a) of the Securities Exchange Act of 1934, as amended ("1934 Act") and any applicable rules thereunder governing floor trading. During the most recently completed fiscal year, the aggregate amount of commissions paid to the Distributor was $29,212 for the Mid-Cap Fund. As a percentage of aggregate brokerage commissions paid, the Mid-Cap Fund paid 100% to the Distributor.

Principal Shareholders. As of June 30, 2000, the following persons were known by the Trust to own beneficially five percent (5%) or more of the outstanding shares of the Mid-Cap Fund, as determined in accordance with Rule 13d-3 under the 1934 Act:

Name and Address of              Amount and  Nature of
Beneficial Owner                 Beneficial Ownership               Percent
===================              =====================              =======

                                  Institutional Shares
                                  --------------------

BT Alex Brown, Inc.               136,253.471 shares                36.831%*
FBO 873-20604-16
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                32,895.321 shares                 8.892%
FBO 874-21261-16
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                32,895.321 shares                 8.892%
FBO 874-21262-15
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                26,766.123 shares                 7.235%
FBO 876-01389-10
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                21,353.901 shares                 5.772%
FBO 876-01174-19
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                19,872.711 shares                 5.372%
FBO 876-01128-16
P.O. Box 1346
Baltimore, Maryland  21203


                                    Investor Shares
                                    ---------------

BT Alex Brown, Inc.                 4,691.318 shares                10.134%
FBO 873-22426-18
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                 3,133.496 shares                 6.769%
FBO J. Kelly
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                 3,063.338 shares                 6.617%
FBO 873-23548-19
P.O. Box 1346
Baltimore, Maryland  21203

          * Deemed a "control person" of the Fund under the 1940 Act.


Solicitation of Proxies. Proxies will be solicited by the Board, and the cost of solicitation will be paid by CMA. Additional solicitation may be made by mail, personal interview, telephone, and telegraph by personnel of CMA or the Distributor who will not receive any additionally compensation for such activities.

Shareholder Proposals. The Trust does not hold regular or annual meetings of its shareholders. Proposals of shareholders that are intended to be presented at a future shareholders' meeting must be received by the Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements, and there is no guarantee that any proposal will be presented at a shareholder's meeting.

Annual Report. The Trust's Annual Report to shareholders of the Mid-Cap Fund for the fiscal year ended November 30, 1999, was mailed to shareholders on January 24, 2000. Any shareholder who desires an additional copy of the Annual Report may obtain it upon request (without charge) by contacting NC Shareholder Services, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina, 27803-0365, or by calling (888) 626-3863.

Quorum Voting. With respect to each item to be voted on, the holders of a majority of the shares issued and outstanding and entitled to vote concerning each item, present in person or represented by proxy, shall be required to constitute a quorum of the Meeting for the transaction of business. If such quorum is not present or represented by proxy at the Meeting, the shareholders entitled to vote, present in person or represented by proxy, may adjourn the Meeting from time to time without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally notified. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Mid-Cap Fund.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the meeting. If no instructions are given on the proxy (but the proxy is executed), it will be voted "FOR" the each of the items. Voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the offices of The Nottingham Company at 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069, or by signing another proxy of a later date and submitting the later proxy before the Meeting or by personally casting his or her vote at the Meeting.

Required Vote. Items No. 1 and No. 2 must be approved by a "majority of the outstanding voting securities" of the Mid-Cap Fund's Investor Shares, which means the affirmative vote of the lesser of: (i) a majority of the outstanding Investor Shares of the Mid-Cap Fund, or (ii) 67% of the shares of the Investor Shares of the Mid-Cap Fund, voting at the Meeting, provided a majority of such shares are present in person or by proxy at the Meeting. Items No. 1 and No. 2 only apply to the shareholders of the Investor Shares of the Fund.

Item No. 3 must be approved by a "majority of the outstanding voting securities" of Mid-Cap Fund, which means the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Mid-Cap Fund or (iii) 67 % of the shares of the Mid-Cap Fund voting at the Meeting, provided a majority of the shares are present in person or by proxy at the Meeting.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

BY ORDER OF THE BOARD OF TRUSTEES:

C. Frank Watson, III
Secretary

                                    EXHIBIT A
                                    ---------

                      FORM OF PROPOSED AMENDED AND RESTATED
                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

                         CAPITAL MANAGEMENT MID-CAP FUND


WHEREAS, Capital Management Investment Trust, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the CAPITAL MANAGEMENT MID-CAP FUND as listed in Appendix A (the "Fund") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan by votes cast at a meeting held in person and called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         1. Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Investor Class Shares of the Fund, which activities may include, but are not limited to, the following:
(a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Investor Class Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Investor Class Shares of the Fund or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Fund, and providing such other shareholder services as the Trust may reasonably request;
(c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Investor Class Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         2. Maximum Expenditures. The expenditures to be made by the Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.75% per annum of the average daily net asset value of the Investor Class Shares of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, in no event may such expenditures paid by the Fund as service fees exceed an amount calculated at the rate of 0.75% of the average annual net assets of the Shares of the Fund, nor may such expenditures paid as service fees to any person who sells Shares of the Fund exceed an amount calculated at the rate of 0.25% of the average annual net asset value of such shares. Such payments for distribution and shareholder servicing activities may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan.

         3. Term and Termination. (a) This Plan shall become effective for the Fund with respect to its Investor Class Shares as specified in Appendix A hereof. Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date of the Plan for the Fund with respect to its Investor Class Shares as specified in Appendix A hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both
(i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         (b) This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         4. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         5. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         6. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         7. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         8. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Capital Management Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

                                   APPENDIX A
                                   ----------



         The Effective Date of the Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 with respect to the Investor Class Shares of the Fund shall be the later of either the date specified below or the date the Fund commenced operations, whichever is later:



----------------------------------- -------------------------------------------
Fund                                Date Added to the Agreement
----                                ---------------------------
----------------------------------- -------------------------------------------
Capital Management Mid-Cap Fund
         Investor Class Shares      o April 7, 1995
                                    o Re-approved by shareholders of the Capital
                                      Management  Mid-Cap  Fund  Investor  Class
                                      Shares:  August 17, 2000
----------------------------------- --------------------------------------------

                                    EXHIBIT B
                                    ---------

                          FORM OF AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT


THIS AGREEMENT, dated as of August 17, 2000 between CAPITAL MANAGEMENT INVESTMENT TRUST (the "Trust"), a Massachusetts Business Trust, on behalf of the CAPITAL MANAGEMENT MID-CAP FUND (the "Fund"). and CAPITAL MANAGEMENT ASSOCIATES, INC., a New York corporation (the "Advisor"), registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the "Advisors Act").

WHEREAS, the Trust is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to the Fund, and the Advisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints the Advisor to act as Investment Advisor to each Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation provided in the attached Schedule A.

2. Delivery of Documents. The Trust has furnished the Investment Advisor with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (the "Declaration");

         (b)    The Trust's By-Laws (the "By-Laws");

         (c) Resolutions of the Trust's Board of Trustees and the resolution approved by a majority of the outstanding shares of the Fund authorizing the appointment of the Advisor and approving this Agreement;

         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, (the "1933 Act"), relating to shares of beneficial interest of the Fund (the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

         (e)    The Fund's Prospectus (the "Prospectus").

         The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. Management. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Advisor further agrees that it:

         (a) Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies that may now or in the future have jurisdiction over its activities under this Agreement;

         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and
                (ii) brokers who are affiliated with the Fund or its Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the Advisor in principal transactions;

         (c) Will provide certain executive personnel for the Fund as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4. Services Not Exclusive. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment objective to that of the Fund.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Fund.

6. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. The Advisor will pay, out of the Advisor's resources, the entire cost of the promotion and sale of Trust shares, including the preparation of the prospectus and other documents. The Advisor will provide other information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)    Taxes, interest charges and extraordinary expenses;
         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
         (c) Fees and expenses of the custodian of the Fund's portfolio securities;
         (d) Fees and expenses of the Fund's administrator, transfer and dividend disbursing agent and the Fund's fund accounting agent or, if the Fund performs any such services without an agent, the costs of the same;

         (e)    Auditing and legal expenses;
         (f)    Cost of maintenance of the Fund's existence as a legal entity;
         (g) Compensation of trustees who are not interested persons of the Advisor as law defines that term;
         (h)    Costs of Trust meetings;
         (i)    Federal  and  State   registration  or  qualification  fees  and
                expenses;
         (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
         (k) The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and
         (l) Plan of Distribution expenses, but only in accordance with the Plan of Distribution as approved by the shareholders of the Fund.

7. Compensation. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the daily average net assets of each Fund, computed at the end of each month and payable within five (5) business days thereafter, based upon Schedule A attached hereto.

8.(a) Limitation of Liability. The Advisor shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Fund shall indemnify, defend and hold harmless (from the assets of the Trust or Trusts to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Trust to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if
         (i) the Advisor shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

         As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the
         Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interest of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

         The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Fund, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

         The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) Indemnification of Fund. The Adviser agrees to indemnify and hold harmless the Trust and Trust's Trustees and officers from all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Trust in connection with the defense or disposition of any action, related to or resulting from (i) any breach or violation of this Agreement by the Adviser; (ii) any breach of fiduciary duty with respect to the receipt of compensation for services; and (iii) any willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

8.(d) Failure to Perform; Force Majeure. No failure or omission by either party hereto in the performance of any obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

8.(E) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. Duration and Termination. This Agreement shall become effective upon the date written above and, unless sooner terminated as provided herein, shall continue in effect for an initial two year period. Thereafter, unless terminated as herein provided, this Agreement shall continue in effect, for successive periods of one year each, provided such continuance is specifically approved annually:

         (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
                Act), cast in person at a meeting called for the purpose of voting on such approval; and

         (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



ATTEST:                                     CAPITAL MANAGEMENT INVESTMENT TRUST


By:                                         By:
    _______________________________             ______________________________



Title:                                      Title:
       ____________________________                ___________________________






ATTEST:                                     CAPITAL MANAGEMENT ASSOCIATES, INC.



By:                                         By:
    _______________________________             ______________________________



Title:                                      Title:
       ____________________________                ___________________________

                                   SCHEDULE A
                                   ----------

                   INVESTMENT ADVISOR'S COMPENSATION SCHEDULE


o For the services delineated in the AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT and rendered to the CAPITAL MANAGEMENT MID-CAP FUND, the Advisor shall be compensated monthly, as of the last day of each month, within five business days of the month end, a fee based upon the daily average net assets of the Fund according to the following schedule:


     Date added to this agreement:  January 27, 1995
     Date approved by shareholders of the Capital Management
        Mid-Cap Fund:  August 17, 2000



                                                              Annual
              Net Assets                                       Fee
         --------------------                                 ------
         On the first $100 million                             1.00%
         On the next $150 million                              0.90%
         On the next $250 million                              0.85%
         On all assets over $500 million                       0.80%

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

          2.  JOINT  ACCOUNTS:  either party may sign, but the name of the party
              signing  should   conform   exactly  to  the  name  shown  in  the
              registration on the proxy card.

          3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


   Registration                                     Valid Signature
   ------------                                     ---------------

CORPORATE ACCOUNTS
    (1)  ABC Corp...............................  ABC Corp. John Doe, Treasurer
    (2)  ABC Corp...............................  John Doe, Treasurer
    (3)  ABC Corp. c/o John Doe.................  John Doe, Treasurer
    (4)  ABC Corp. Profit Sharing Plan..........  John Doe, Trustee

PARTNERSHIP ACCOUNTS
    (1)  The ABC Partnership....................  Jane B. Smith, Partner
    (2)  Smith and Jones, Limited Partnership...  Jane B. Smith, General Partner

TRUST ACCOUNTS
    (1)  ABC Trust..............................  Jane B. Doe, Trustee
    (2)  Jane B. Doe, Trustee u/t/d 12/28/78....  Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
    (1)  John B. Smith, Cust. f/b/o John B.
         Smith, Jr. UGMA/UTMA...................  John B. Smith
    (2)  Estate of John B. Smith................  John B. Smith, Jr., Executor

                       CAPITAL MANAGEMENT INVESTMENT TRUST
                         Capital Management Mid-Cap Fund

               SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2000
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposals as marked, or, if not marked, as indicated.

          The Board of Trustees recommends voting "FOR" the proposals.

1. Approval of the Distribution Plan Pursuant to Rule 12b-1 (ONLY Investor Shares shareholders vote)

     FOR     AGAINST     ABSTAIN
     ( )       ( )         ( )


2. Approval of the reimbursement of Rule 12b-1 fees for the period November 10, 1999 to August 17, 2000 (ONLY Investor Shares shareholders vote)

     FOR     AGAINST     ABSTAIN
     ( )       ( )         ( )


3.   Approval of the Investment Advisory Agreement (ALL shareholders vote)

     FOR     AGAINST     ABSTAIN
     ( )       ( )         ( )




                              [name / address here]




By signing and dating this card, you authorize C. Frank Watson, III with the power of substitution to vote your shares of the Fund at the scheduled meeting of shareholders of the Fund and at any adjournment of the meeting. MR. WATSON SHALL VOTE AS RECOMMENDED BY THE BOARD, UNLESS OTHERWISE INDICATED, AND IN HIS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                      x ___________________________________

                      x ___________________________________

                          Dated __________________, 2000

     Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.